Exhibit 99.2

Sterling Bancorp, Inc. Settles Securities Class Action Lawsuit

February 1, 2021

SOUTHFIELD, Mich. - (BUSINESS WIRE) - Sterling Bancorp, Inc. (the “Company”) (NASDAQ: SBT), the thrift holding company for Sterling Bank and Trust, FSB, Southfield, Michigan (the “Bank”), today announced that the Company reached an agreement in principle to settle the securities class action lawsuit, Oklahoma Police Pension and Retirement System v. Sterling Bancorp, Inc., et al, Case No. 5:20-cv-10490-JEL-EAS, pending in the United States District Court for the Eastern District of Michigan. This action alleged violations of the federal securities laws, primarily with respect to disclosures concerning the Bank's residential lending practices that were made in the Company’s registration statement and prospectus for its initial public offering, in subsequent press releases, in periodic and other filings with the SEC and during earnings calls. The agreement in principle provides for a single cash payment in exchange for the release of all of the defendants from all alleged claims therein and remains subject to final documentation, court approval and other conditions. The full amount of the settlement will be paid by the Company’s insurance carriers under applicable insurance policies.

About Sterling Bancorp, Inc.

Sterling Bancorp, Inc. is a unitary thrift holding company. Its wholly owned subsidiary, Sterling Bank and Trust, FSB, has primary branch operations in San Francisco and Los Angeles, California, New York City and Bellevue, Washington. Sterling offers a range of loan products to the residential and commercial markets, as well as retail and business banking services. Sterling also has an operations center and a branch in Southfield, Michigan. For additional information, please visit the Company’s website at http://www.sterlingbank.com.

Forward Looking Statements

This press release contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals, and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These statements generally can be identified by the use of forward-looking terminology such as “will,” “may,” “expect,” “anticipate,” “believe,” “probable,” “continue,” “project,” “could,” “would,” “should” or similar terminology, including references to assumptions. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. The risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on October 6, 2020, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

Contact:

Sterling Bancorp, Inc.

Stephen Huber

Chief Financial Officer

(248) 351-3428

shuber@sterlingbank.com